UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 3, 2008
                               (January 3, 2008)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

      Nevada                        1-11151                     76-0364866
 ----------------              ----------------             -------------------
 (State or other               (Commission File              (I.R.S. Employer
 jurisdiction of                    Number)                 Identification No.)
 incorporation
 or organization)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas          77042
---------------------------------------------------------------       ----------
    (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

Effective January 1, 2008, U.S. Physical Therapy, Inc. (the "Company") acquired a physical therapy practice located in Oakland County, Michigan. The purchase price was $2,800,000 in cash. For calendar year 2007, the practice saw an average of approximately 85 to 90 patients per day. Based upon the current run rate, annualized revenue for this practice is approximately $1,900,000.

This filing contains statements that are considered to be forward-looking within the meaning under Section 21E of the Securities Exchange Act of 1934. These statements contain forward-looking information relating to the financial condition, results of operations, plans, objectives, future performance and business of our Company and the acquired practice. The forward-looking statements are based on our current views and assumptions and actual results could differ materially from those anticipated in such forward-looking statements as a result of certain risks, uncertainties, and factors, which include, but are not limited to:
     o    revenue and earnings expectations;
     o general economic, business, and regulatory conditions including federal and state regulations;
     o availability and cost of qualified physical and occupational therapists;
     o    personnel productivity;
     o changes in Medicare guidelines and reimbursement or failure of our clinics to maintain their Medicare certification status;
     o competitive and/or economic conditions in our markets which may require us to close certain clinics and thereby incur closure costs and losses including the possible write-down or write-off of goodwill;
     o changes in reimbursement rates or payment methods from third party payors including government agencies and deductibles and co-pays owed by patients;
     o    maintaining adequate internal controls;
     o    availability, terms, and use of capital;
     o acquisitions and the successful integration of the operations of the acquired businesses; and
     o    weather and other seasonal factors.

Many factors are beyond our control. Given these uncertainties, you should not place undue reliance on our forward-looking statements. Please see periodic reports filed with the Securities and Exchange Commission (the "SEC") for more information on these factors. Our forward-looking statements represent our estimates and assumptions only as of the date of this report. Except as required by law, we are under no obligation to update any forward-looking statement, regardless of the reason the statement is no longer accurate.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                U.S. PHYSICAL THERAPY, INC.


Dated: January 3, 2008                       By:  /s/ LAWRANCE W. MCAFEE
                                                ------------------------
                                                Lawrance W. McAfee
                                                Chief Financial Officer
                                                (duly authorized officer
                                                and principal financial
                                                and accounting officer)